                                                                    EXHIBIT 10.6

                                                                     [Execution]

                                    GUARANTEE

      THIS GUARANTEE ("Guarantee"), dated June __, 2005, is by Hancock Fabrics, Inc, a Delaware corporation ("Parent"), HF Merchandising, Inc., a Delaware corporation ("Merchandising"), Hancock Fabrics of MI, Inc., a Delaware corporation ("Fabrics MI"), hancockfabrics.com, Inc., a Delaware corporation ("Fabrics.com"), Hancock Fabrics, LLC, a Delaware limited liability company("Fabrics LLC", and together with Parent, Merchandising, Fabrics MI and Fabrics.com, each individually a "Borrower" and collectively, "Borrowers" as hereinafter further defined), HF Enterprises, Inc., a Delaware corporation ("Enterprises"), and HF Resources, Inc., a Delaware corporation ("Resources" and together with Enterprises, each individually a "Guarantor" and collectively, "Guarantors" as hereinafter further defined), in favor of Wachovia Bank, National Association, a national banking association, in its capacity as agent pursuant to the Loan Agreement (as hereinafter defined) acting for and on behalf of the parties thereto as Lenders (in such capacity, "Agent"). Borrowers and Guarantors are sometimes hereinafter referred to hereunder individually each, as a "Guaranteeing Party" and collectively, as "Guaranteeing Parties".

                              W I T N E S S E T H :

      WHEREAS, Borrowers, Guarantors, Agent and the parties to the Loan Agreement as lenders (each individually a "Lender" and collectively, "Lenders") have entered or are about to enter into financing arrangements pursuant to which Lenders (or Agent on behalf of Lenders) may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Loan and Security Agreement, dated of even date herewith, by and among Agent, Lenders, Borrowers and Guarantors (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including, but not limited to, this Guarantee (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Financing Agreements"); and

      WHEREAS, due to the close business and financial relationships among Borrowers and each Guarantor, in consideration of the benefits which will accrue to each Guaranteeing Party and as an inducement for and in consideration of Lenders (or Agent on behalf of Lenders) making loans and advances and providing other financial accommodations to Borrowers pursuant to the Loan Agreement and the other Financing Agreements, the Guaranteeing Parties desire to enter into this Guarantee;

      NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Guaranteeing Party hereby jointly and severally agrees in favor of Agent and Lenders as follows:

      1. Guarantee.

            (a) Each Guaranteeing Party absolutely and unconditionally, jointly and severally, guarantees and agrees to be liable for the full and indefeasible payment and performance when due of the following (all of which are collectively referred to herein as the "Guaranteed

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Obligations"): (i) all of the Obligations (as such term is defined in the Loan
Agreement) and (ii) all expenses (including, without limitation, attorneys' fees and legal expenses) incurred by Agent or any Lender in connection with the preparation, execution, delivery, recording, administration, collection, liquidation, enforcement and defense of each Borrower's obligations, liabilities and indebtedness as aforesaid to Agent or any Lender, the rights of Agent or any Lender in any collateral or under this Guarantee and all other Financing Agreements or in any way involving claims by or against Agent or any Lender directly or indirectly arising out of or related to the relationships between Borrower, any Guarantor or any other Obligor (as hereinafter defined) and Agent or any Lender, whether such expenses are incurred before, during or after the initial or any renewal term of the Loan Agreement and the other Financing Agreements or after the commencement of any case with respect to any Borrower or Guarantor under the United States Bankruptcy Code or any similar statute. The "Guaranteed Obligations" shall not, with respect to any Guaranteeing Party that is a Borrower, be deemed to constitute a guarantee by such Guaranteeing Party of its own Obligations.

            (b) This Guarantee is a guaranty of payment and not of collection. Each Guaranteeing Party agrees that Agent and Lenders need not attempt to collect any Guaranteed Obligations from any Borrower, any Guarantor or any other Obligor or to realize upon any collateral, but may require any Guaranteeing Party to make immediate payment of all of the Guaranteed Obligations to Agent when due, whether by maturity, acceleration or otherwise, or at any time thereafter. Agent and Lenders may apply any amounts received in respect of the Guaranteed Obligations to any of the Guaranteed Obligations, in whole or in part (including attorneys' fees and legal expenses incurred by Agent or any Lender with respect thereto or otherwise chargeable to Borrowers or Guarantors) and in such order as Agent may elect.

            (c) Payment by Guaranteeing Parties shall be made to Agent at the office of Agent from time to time on demand as Guaranteed Obligations become due. Guaranteeing Parties shall make all payments to Agent on the Guaranteed Obligations free and clear of, and without deduction or withholding for or on account of, any setoff, counterclaim, defense, duties, taxes, levies, imposts, fees, deductions, withholding, restrictions or conditions of any kind. One or more successive or concurrent actions may be brought hereon against any Guaranteeing Party either in the same action in which any Borrower, Guarantor, other Guaranteeing Party or any other Obligor is sued or in separate actions. In the event any claim or action, or action on any judgment, based on this Guarantee is brought against any Guaranteeing Party, each Guaranteeing Party agrees not to deduct, set-off, or seek any counterclaim for or recoup any amounts which are or may be owed by Agent or any other Lender to any Guaranteeing Party.

            (d) Notwithstanding anything to the contrary contained herein, the amount of the obligations payable by any Guaranteeing Party under this Guarantee shall be the aggregate amount of the Guaranteed Obligations unless a court of competent jurisdiction adjudicates such Guaranteeing Party's obligations to be invalid, avoidable or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers), in which case the amount of the Guaranteed Obligations payable by such Guaranteeing Party hereunder shall be limited to the maximum amount that could be guaranteed by such Guaranteeing Party without rendering such Guaranteeing Party's obligations under this Guarantee invalid, avoidable or unenforceable under such applicable law.

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      2. Waivers and Consents.

            (a) Notice of acceptance of this Guarantee, the making of loans and advances and providing other financial accommodations to Borrowers and presentment, demand, protest, notice of protest, notice of nonpayment or default and all other notices to which any Borrower or any Guarantor are entitled are hereby waived by each Guaranteeing Party. Each Guaranteeing Party also waives notice of and hereby consents to, (i) any amendment, modification, supplement, extension, renewal, or restatement of the Loan Agreement and any of the other Financing Agreements, including, without limitation, extensions of time of payment of or increase or decrease in the amount of any of the Guaranteed Obligations, the interest rate, fees, other charges, or any collateral, and the guarantee made herein shall apply to the Loan Agreement and the other Financing Agreements and the Guaranteed Obligations as so amended, modified, supplemented, renewed, restated or extended, increased or decreased, (ii) the taking, exchange, surrender and releasing of collateral or guarantees now or at any time held by or available to Agent for itself and the benefit of Secured Parties (as defined in the Loan Agreement) for the obligations of any Borrower or any other party at any time liable on or in respect of the Guaranteed Obligations or who is the owner of any property which is security for the Guaranteed Obligations (individually, an "Obligor" and collectively, the "Obligors"), including, without limitation, the surrender or release by Agent of any Guaranteeing Party hereunder, (iii) the exercise of, or refraining from the exercise of any rights against any Borrower, Guarantor, any Guaranteeing Party or any other Obligor or any collateral, (iv) the settlement, compromise or release of, or the waiver of any default with respect to, any of the Guaranteed Obligations and (v) any financing by Agent or any Lender of any Borrower under Section 364 of the United States Bankruptcy Code or consent to the use of cash collateral by Agent or any Lenders under Section 363 of the United States Bankruptcy Code. Each Guaranteeing Party agrees that the amount of the Guaranteed Obligations shall not be diminished and the liability of Guaranteeing Parties hereunder shall not be otherwise impaired or affected by any of the foregoing.

            (b) No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations shall affect, impair or be a defense to this Guarantee, nor shall any other circumstance which might otherwise constitute a defense available to or legal or equitable discharge of any Borrower in respect of any of the Guaranteed Obligations, or any Guaranteeing Party in respect of this Guarantee, affect, impair or be a defense to this Guarantee. Without limitation of the foregoing, the liability of the Guaranteeing Parties hereunder shall not be discharged or impaired in any respect by reason of any failure by Agent to perfect or continue perfection of any lien or security interest in any collateral or any delay by Agent in perfecting any such lien or security interest. As to interest, fees and expenses, whether arising before or after the commencement of any case with respect to any Borrower under the United States Bankruptcy Code or any similar statute, Guaranteeing Parties shall be liable therefor, even if such Borrower's liability for such amounts does not, or ceases to, exist by operation of law. Each Guaranteeing Party acknowledges that Agent has not made any representations to any Guaranteeing Party with respect to any Borrower, Guarantor, any other Obligor or otherwise in connection with the execution and delivery by Guaranteeing Parties of this Guarantee and Guaranteeing Parties are not in any respect relying upon Agent or any statements by Agent in connection with this Guarantee.

            (c) Unless and until the indefeasible payment and satisfaction in full of all of the

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Guaranteed Obligations in immediately available funds and the termination of the financing arrangements of Agent and Lenders with Borrowers, each Guaranteeing Party hereby irrevocably and unconditionally waives and relinquishes (i) all statutory, contractual, common law, equitable and all other claims against any Borrower, any collateral for the Guaranteed Obligations or other assets of any Borrower, Guarantor or any other Obligor, for subrogation, reimbursement, exoneration, contribution, indemnification, setoff or other recourse in respect to sums paid or payable to Agent or any Lender by any Guaranteeing Party hereunder and (ii) any and all other benefits which any Guaranteeing Party might otherwise directly or indirectly receive or be entitled to receive by reason of any amounts paid by or collected or due from Guarantors, Borrowers or any other Obligor upon the Guaranteed Obligations or realized from their property.

      3. Subordination. Payment of all amounts now or hereafter owed to any Guaranteeing Party by any Borrower, Guarantor or any other Obligor is hereby subordinated in right of payment to the indefeasible payment in full to Agent and Lenders of the Guaranteed Obligations and all such amounts and any security and guarantees therefor are hereby assigned to Agent and Lenders as security for the Guaranteed Obligations.

      4. Acceleration. Notwithstanding anything to the contrary contained herein or any of the terms of any of the other Financing Agreements, the liability of the Guaranteeing Parties for the entire Guaranteed Obligations shall mature and become immediately due and payable, even if the liability of any Borrower, Guarantor or any other Obligor therefor does not, upon the occurrence of any act, condition or event which constitutes an Event of Default as such term is defined in the Loan Agreement; provided, that, nothing in this Section 3 shall prohibit Parent or Merchandising from making payments of interest to Resources which are otherwise permitted by the terms of the Affiliate Subordination Agreement, dated on or about the date hereof, among Agent, Resources and Enterprises.

      5. Account Stated. The books and records of Agent showing the account between Agent and Borrowers shall be admissible in evidence in any action or proceeding against or involving Guaranteeing Parties as prima facie proof of the items therein set forth.

      6. Termination. This Guarantee is continuing, unlimited, absolute and unconditional. All Guaranteed Obligations shall be conclusively presumed to have been created in reliance on this Guarantee. Each Guaranteeing Party shall continue to be liable hereunder until one of Agent's officers actually receives a written termination notice from a Guaranteeing Party sent to Agent at its address set forth above by certified mail, return receipt requested and thereafter as set forth below. Such notice received by Agent from any Guaranteeing Party shall not constitute a revocation or termination of this Guarantee as to any other Guaranteeing Party. Revocation or termination hereof by any Guaranteeing Party shall not affect, in any manner, the rights of Agent or any obligations or duties of any Guaranteeing Party (including the Guaranteeing Party which may have sent such notice) under this Guarantee with respect to (a) Guaranteed Obligations which have been created, contracted, assumed or incurred prior to the receipt by Agent of such written notice of revocation or termination as provided herein, including, without limitation, (i) all amendments, extensions, renewals and modifications of such Guaranteed Obligations (whether or not evidenced by new or additional agreements, documents or instruments executed on or after such notice of revocation or termination),
(ii) all interest, fees and similar charges accruing or due on and after revocation or termination, and (iii) all attorneys' fees and legal expenses, costs and other expenses paid or incurred on or after such notice of revocation or

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termination in attempting to collect or enforce any of the Guaranteed
Obligations against Borrowers, Guaranteeing Parties or any other Obligor (whether or not suit be brought), or (b) Guaranteed Obligations which have been created, contracted, assumed or incurred after the receipt by Agent of such written notice of revocation or termination as provided herein pursuant to any contract entered into by Agent or any Lender prior to receipt of such notice. The sole effect of such revocation or termination by any Guaranteeing Party shall be to exclude from this Guarantee the liability of such Guaranteeing Party for those Guaranteed Obligations arising after the date of receipt by Agent of such written notice which are unrelated to Guaranteed Obligations arising or transactions entered into prior to such date. Without limiting the foregoing, this Guarantee may not be terminated and shall continue so long as the Loan Agreement shall be in effect (whether during its original term or any renewal, substitution or extension thereof).

      7. Reinstatement. If after receipt of any payment of, or proceeds of collateral applied to the payment of, any of the Guaranteed Obligations, Agent or any Lender is required to surrender or return such payment or proceeds to any Person for any reason, then the Guaranteed Obligations intended to be satisfied by such payment or proceeds shall be reinstated and continue and this Guarantee shall continue in full force and effect as if such payment or proceeds had not been received by Agent or such Lender. Each Guaranteeing Party shall be liable to pay to Agent and each Lender, and does indemnify and hold Agent and each Lender harmless for the amount of any payments or proceeds surrendered or returned. This Section 7 shall remain effective notwithstanding any contrary action which may be taken by Agent or any Lender in reliance upon such payment or proceeds. This Section 7 shall survive the termination or revocation of this Guarantee.

      8. Amendments and Waivers. Neither this Guarantee nor any provision hereof shall be amended, modified, waived or discharged orally or by course of conduct, but only by a written agreement signed by an authorized officer of Agent. Agent shall not by any act, delay, omission or otherwise be deemed to have expressly or impliedly waived any of its rights, powers and/or remedies unless such waiver shall be in writing and signed by an authorized officer of Agent. Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by Agent of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which Agent would otherwise have on any future occasion, whether similar in kind or otherwise.

      9. Existence, Power and Authority. Each Guaranteeing Party is a corporation or limited liability company duly organized and in good standing under the laws of its state or other jurisdiction of incorporation or formation and is duly qualified as a foreign corporation or limited liability company and in good standing in all states or other jurisdictions where the nature and extent of the business transacted by it or the ownership of assets makes such qualification necessary, except for those jurisdictions in which the failure to so qualify would not have a material adverse effect on the financial condition, results of operation or businesses of any Guaranteeing Party or the rights of Agent and Lenders hereunder or under any of the other Financing Agreements. The execution, delivery and performance of this Guarantee is within the powers of each Guaranteeing Party, have been duly authorized and are not in contravention of law or the terms of the certificates of incorporation or formation, by-laws, operating agreement or other organizational documentation of any Guaranteeing Party, or any indenture, agreement or undertaking to which any Guaranteeing Party is a party or by which any Guaranteeing Party or

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its property are bound. This Guarantee constitutes the legal, valid and binding obligation of each Guaranteeing Party enforceable in accordance with its terms. Any Guaranteeing Party signing this Guarantee shall be bound hereby whether or not any other Guaranteeing Party or any other person signs this Guarantee at any time.

      10. Governing Law; Choice of Forum; Service of Process; Jury Trial Waiver.

            (a) The validity, interpretation and enforcement of this Guarantee and any dispute arising out of the relationship between any Guaranteeing Party and Agent or any Lender, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would result in the application of the law of any jurisdiction other than the laws of the State of New York.

            (b) Each Guaranteeing Party hereby irrevocably consents and submits to the non-exclusive jurisdiction of the Supreme Court of the State of New York in New York County and the United States District Court for the Southern District of New York, whichever Agent elects, and waives any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Guarantee or any of the other Financing Agreements or in any way connected with or related or incidental to the dealings of any Guaranteeing Party and Agent or any Lender in respect of this Guarantee or any of the other Financing Agreements or the transactions related hereto or thereto, in each case whether now existing or hereafter arising and whether in contract, tort, equity or otherwise, and agrees that any dispute arising out of the relationship between any Guaranteeing Party or any Borrower and Agent or any Lender or the conduct of any such persons in connection with this Guarantee, the other Financing Agreements or otherwise shall be heard only in the courts described above (except that Agent and Lenders shall have the right to bring any action or proceeding against any Guaranteeing Party or its property in the courts of any other jurisdiction which Agent deems necessary or appropriate in order to realize on collateral at any time granted by any Borrower or Guaranteeing Party to Agent or any Lender or to otherwise enforce its rights against any Guaranteeing Party or its property).

            (c) Each Guaranteeing Party hereby waives personal service of any and all process upon it and consents that all such service of process may be made by U.S. certified mail (return receipt requested) directed to its address set forth on the signature pages hereof and service so made shall be deemed to be completed immediately upon receipt thereof by such Guaranteeing Party, or, at Agent's option, by service upon any Guaranteeing Party in any other manner provided under the rules of any such courts. Within thirty (30) days after such service, any Guaranteeing Party so served shall appear in answer to such process, failing which such Guaranteeing Party shall be deemed in default and judgment may be entered by Agent against the Guaranteeing Parties for the amount of the claim and other relief requested.

            (d) EACH GUARANTEEING PARTY HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS GUARANTEE OR ANY OF THE OTHER FINANCING AGREEMENTS OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF ANY OF THE GUARANTEEING PARTIES AND AGENT OR ANY LENDER IN RESPECT OF THIS GUARANTEE OR ANY OF THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS RELATED HERETO OR

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THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN
CONTRACT, TORT, EQUITY OR OTHERWISE. EACH GUARANTEEING PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY GUARANTEEING PARTY OR ANY LENDER OR AGENT MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF GUARANTEEING PARTIES AND LENDERS AND AGENT TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

            (e) Agent and Lenders shall not have any liability to the Guaranteeing Parties (whether in tort, contract, equity or otherwise) for losses suffered by the Guaranteeing Parties in connection with, arising out of, or in any way related to the transactions or relationships contemplated by this Guarantee, or any act, omission or event occurring in connection herewith, unless it is determined by a final and non-appealable judgment or court order binding on Agent or such Lender that the losses were the result of acts or omissions constituting gross negligence or willful misconduct. In any such litigation, Agent and Lenders shall be entitled to the benefit of the rebuttable presumption that each acted in good faith and with the exercise of ordinary care in the performance by each of the terms of the Loan Agreement and the other Financing Agreements.

      11. Notices. All notices, requests and demands hereunder shall be in writing and deemed to have been given or made: if delivered in person, immediately upon delivery; if by telex, telegram or facsimile transmission, immediately upon sending and upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next business day, one (1) business day after sending; and if by certified mail, return receipt requested, five (5) days after mailing by deposit (postage prepaid) in the U.S. Mail. All notices, requests and demands upon the parties are to be given to the following addresses (or to such other address as any party may designate by notice in accordance with this Section):

      If to any Guaranteeing Party:         Hancock Fabrics, Inc.
                                            One Fashion Way
                                            Baldwyn, MS 38824
                                            Attention: Bruce D. Smith
                                            Telephone No.: (662) 365-6112
                                            Telecopy No.: (662) 365-6025

      with a copy to:                       Baker, Donelson, Bearman, Caldwell &
                                             Berkowitz, PC
                                            165 Madison Avenue
                                            First Tennessee Building
                                            Memphis, TN 38103
                                            Attention: Sam D. Chafetz, Esq.
                                            Telephone No.: (901) 577-2148
                                            Telecopy No.: (901) 577-0854

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      If to Agent and Lenders:              Wachovia Bank, National Association
                                            Heritage Square II, Suite 1050
                                            5001 LBJ Freeway
                                            Dallas, TX 75244
                                            Attention: Portfolio Manager
                                            Telephone No.: (214) 761-9044
                                            Telecopy No.: (214) 748-9118

      12. Partial Invalidity. If any provision of this Guarantee is held to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Guarantee as a whole, but this Guarantee shall be construed as though it did not contain the particular provision held to be invalid or unenforceable and the rights and obligations of the parties shall be construed and enforced only to such extent as shall be permitted by applicable law.

      13. Entire Agreement. This Guarantee, the other Financing Agreements and any other document referred to herein or therein represents the entire agreement and understanding of this parties concerning the subject matter hereof, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.

      14. Successors and Assigns. This Guarantee shall be binding upon each Guaranteeing Party and their respective successors and assigns and shall inure to the benefit of Agent and each Lender and their respective successors, endorsees, transferees and assigns. The liquidation, dissolution or termination of any Guaranteeing Party shall not terminate this Guarantee as to such entity or as to any of the other Guaranteeing Parties.

      15. Construction. Capitalized terms used and not defined herein shall have the meanings assigned them in the Loan Agreement. All references to the term "Guaranteeing Parties" wherever used herein shall mean each and all of the Guaranteeing Parties and their respective successors and assigns, individually and collectively, jointly and severally (including, without limitation, any receiver, trustee or custodian for any of the Guaranteeing Parties or any of their respective assets or any of the Guaranteeing Parties in its capacity as debtor or debtor-in-possession under the United States Bankruptcy Code). All references to the term "Agent" wherever used herein shall mean Agent and its successors and assigns, all references to the term "Borrowers" "Guarantors" or "Obligors" wherever used herein shall mean each and all of Borrowers, Guarantors or Obligors and their respective successors and assigns, individually and collectively, jointly and severally (including, without limitation, any receiver, trustee or custodian for any Borrower, Guarantor or Obligor or any of their respective assets or any Borrower, Guarantor or Obligor in its capacity as debtor or debtor-in-possession under the United States Bankruptcy Code), and all references to the term "Lenders" and "Secured Parties" wherever used herein shall mean Lenders, Secured Parties and their respective successors and assigns. All references to the term "Person" or "person" wherever used herein shall mean any individual, sole proprietorship, partnership, corporation (including, without limitation, any corporation which elects subchapter S status under the Internal Revenue Code of 1986, as amended), limited liability company, limited liability partnership, business trust, unincorporated association, joint stock corporation, trust, joint venture or other entity or any government or any

                                       8
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agency or instrumentality of political subdivision thereof. All references to the plural shall also mean the singular and to the singular shall also mean the plural.

      16. Counterparts. This Guarantee may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Guarantee by telefacsimile or other means of electronic transmission shall have the same force and effect as the delivery of an original executed counterpart of this Guarantee. Any party delivering an executed counterpart of this Guarantee by telefacsimile or other means of electronic transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Guarantee.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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      IN WITNESS WHEREOF, each Guaranteeing Party has executed and delivered this Guarantee as of the day and year first above written.

                                            BORROWERS

                                            HANCOCK FABRICS, INC.

                                            By:_________________________________

                                            Title:______________________________

                                            HF MERCHANDISING, INC.

                                            By:_________________________________

                                            Title:______________________________

                                            HANCOCK FABRICS OF MI, INC.

                                            By:_________________________________

                                            Title:______________________________

                                            HANCOCKFABRICS.COM, INC.

                                            By:_________________________________

                                            Title:______________________________

                                            HANCOCK FABRICS, LLC

                                            By:_________________________________

                                            Title:______________________________

                                            GUARANTORS

                                            HF ENTERPRISES, INC.

                                            By:_________________________________

                                            Title:______________________________

                                            HF RESOURCES, INC.

                                            By:_________________________________

                                            Title:______________________________